UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K/A

______________

CURRENT REPORT

Date of Report (Date of earliest event reported) June 16, 2009

GENERAL METALS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-24189	65-0488983
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

615 Sierra Rose Drive, Suite 1, Reno NV  89511

(Address of Principal Executive Office) (Zip Code)

(775) 583-4636

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

Unregistered Sales of Equity Securities

Effective June 16, 2009, we issued 160,000 shares of our common stock at a purchase price of $0.025 per share for gross proceeds of $4,000 to one (1) subscriber.   We issued to 160,000 shares to one (1) U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective June 16, 2009, we issued 100,000 shares of our common stock at a purchase price of $0.05 per share for gross proceeds of $5,000 to one (1) subscriber.   We issued all of the shares to one (1) offshore subscriber to one Non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective June 18, 2009, we issued 100,000 shares of our common stock at a purchase price of $0.05 per share for gross proceeds of $5,000 to one (1) subscriber.   We issued all of the shares to one (1) offshore subscriber to one Non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective June 19, 2009, we issued 750,000 shares of our common stock at a purchase price of $0.025 per share for gross proceeds of $18,750 to one (1) subscriber.   We issued all of the shares to one (1) offshore subscriber to one Non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective June 22, 2009, we issued 140,000 shares of our common stock at a purchase price of $0.04 per share for gross proceeds of $5,500 to one (1) subscriber.   We issued all of the shares to one (1) offshore subscriber to one Non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective June 24, 2009, we issued 177,500 shares of our common stock at a purchase price of $0.04 per share for gross proceeds of $7,100 to one (1) subscriber.   We issued all of the shares to one (1) offshore subscriber to one Non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective June 24, 2009, we issued 140,000 shares of our common stock at a purchase price of $0.035 per share for gross proceeds of $4,900 to one (1) subscriber.   We issued all of the shares to one (1) offshore subscriber to one Non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective June 29, 2009, we issued 2,250,000 shares of our common stock at a purchase price of $0.022 per share for gross proceeds of $50,000 to one (1) subscriber.   We issued all of the shares to one (1) offshore subscriber to one Non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective July 2, 2009, we issued 625,000 shares of our common stock at a purchase price of $0.04 per share for gross proceeds of $25,000 to three (3) subscribers.   We issued all of the shares to one (1) offshore subscriber to one Non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective July 1, 2009, we issued 500,000 shares of our common stock at a purchase price of $0.015 per share for gross proceeds of $7,500 to one (1) subscriber.   We issued all of the shares to one (1) offshore subscriber to one Non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective July 7, 2009, we issued 800,000 shares of our common stock at a purchase price of $0.022 per share for gross proceeds of $17,760 to one (1) subscriber.   We issued all of the shares to one (1) offshore subscriber to one Non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective July 15, 2009, we issued 3,400,000 shares of our common stock at a purchase price of $0.015 per share for gross proceeds of $51,000 to one (1) subscriber.   We issued all of the shares to one (1) offshore subscriber to one

Non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Effective July 1, 2009, we issued 300,000 shares of our common stock at a purchase price of $0.033 per share for gross proceeds of $10,000 to one (1) subscriber.   We issued all of the shares to one (1) offshore subscriber to one Non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL METALS CORPORATION

By:	/s/ Stephen Parent
Stephen Parent President and Chief Executive Officer

Date: August 6, 2009

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